Exhibit 99.1

News Release 2700 Lone Oak Parkway Eagan MN 55121-1534 nwa.com 612-726-2331

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NWA Investor Presentation September 19, 2007

Forward Looking Statements Statements in this presentation that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the ability of the company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the U.S. and other regions of the world, the price and availability of jet fuel, the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about Severe Acute Respiratory Syndrome (SARS) and other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and the company, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuations and inflation. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the company's Securities and Exchange Commission filings, including the company's Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. In this presentation, we will discuss certain non-GAAP financial measures in talking about our Company’s performance. A reconciliation of those measures to comparable GAAP measures can be found in the appendix of this presentation.

Industry-leading Margins Competitive Cost Structure De-levered Balance Sheet Restructured Pension Obligation Gain Sharing Improved Operations Profitable Re-fleeting / Manageable Capex Opportunities Capacity Outlook Agenda

Industry-Leading Margins NWA had the highest margins in 2Q07 and 1H07 among network carriers excluding reorganization items, unusual items and out-of-period hedges 5.4 ex fuel hedge excluding reorganization items, unusual items and out-of-period hedges 2.7 ex fuel hedge 12.1 9.6 8.8 8.5 8.4 8.2 7.5 6.2 5.9 5.4 1.0 7.6 5.8 5.1 3.7 3.7 3.5 3.1 1.8 0.1 (3.5) Pre-tax Margin (2Q07) Pre-tax Margin (1H07)

Competitive Cost Structure 2Q07 Labor CASM (cts) NWA has a competitive labor cost structure – Long-term agreements through 12/31/11 Seat-weight stage-length adjusted  3.8 3.5 3.2 3.0 2.8 2.7 2.5 2.4 1.9 1.5

Competitive Cost Structure 2Q07 Total – CASM ex-Fuel (cts) NWA has a competitive total cost structure CASM remains consistent with business plan on reduced capacity Excludes fuel and unusual items and includes non-operating expense Seat-weight stage-length adjusted 9.0 8.8 8.5 7.8 7.5 7.4 6.5 5.5 4.8 4.6

Balance Sheet has been recapitalized – >50% net debt reduction Net Debt ($bil) 6/30/07 Filed Ch 11 De-levered Balance Sheet (>50%) Balance sheet debt and capital leases + PV leases - unrestricted cash Filed 9/14/05 Net Debt / LTM EBITDAR As of 6/30/07 Excludes unusual items 12.0 5.8 0.4 3.0 3.1 3.8 4.1 4.6 6.3 6.9

Unrestricted Cash + Undrawn facilities As of 6/30/07 Liquidity / LTM Revenue (%) Competitive capitalization ratios favorable to industry Undrawn facilities Net Debt / Total Capitalization (%) Balance sheet debt and capital leases + PV leases** - unrestricted cash Total Capitalization = Net Debt + Market Cap As of 6/30/07 (** 7x annual rent if not provided) De-levered Balance Sheet 30 30 28 27 25 24 23 23 19 7 48 49 59 64 64 65 70 73

6/30 Pension Funded Status ($ mil) Restructured Pension Obligation Discount 6.17% 8.85% Rate (17 yrs) * Balance Sheet funded status ** Estimated ERISA funded status per 2006 Pension Protection Act 2007 Funding/Expense ($ mil) Pension Funding 77 Expense 71 NWA has successfully restructured its pension obligation – NWA’s balance sheet reflects pension funded status per GAAP – Per ERISA, NWA’s plans were nearly fully funded as of 6/30 with manageable funding requirements (2,688) (78) ERISA**

Gain Sharing

- NWA's restructuring allows employees to participate in the upside of NWA
  - ~$1.2 billion value already realized

Value to Employees ($ bil)	
Pension	2.1
Gain Sharing	1.6
Series C Claim	0.2
Total	~3.9

Notes:

1) Estimated pension benefits which would have been lost if defined benefit plans terminated (net of PBGC guarantees)
2) Gain Sharing includes claims sales, profit and success sharing (2006-2010E), and cash and stock awards for non-contract employees (Mgr and below)

Already Realized ($ bil)	
Gain Sharing	1.0
Series C Claim	0.2
Total	~1.2

Notes:

1) Gain Sharing includes value of claim/equity sales, profit sharing, performance incentives, and cash awards for non-contract employees (Mgr and below)

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Improved Operations ALPA Agreement Weather Events Completion Factor NWA’s reliability has improved with new operational measures implemented in July/August 2007 2006 Late June/Late July cancellations System mainline Jan Feb Mar    Apr May Jun Jul Aug Sept MTD 92% 94% 96% 98% 100%

Fleet renewal will drive improved margins – Better economics / Profitable growth / Improved customer experience B/(W) A330-3 vs DC10 76-st RJ vs DC9 B787-8 vs 747-4 Seats 9% (24%) (50%) Revenue 3% (4%) (34%) Cost 7% 19% 45% Margin +9 pts +16 pts +15 pts Revenue (including beyond) and cost per block hour for representative market @ $72/bbl Includes aircraft ownership Profitable Re-fleeting

EMB 175 Range Capability To/From NWA Hubs Profitable Re-fleeting 76-seat RJs provide opportunity to develop new North American markets with right-sized capacity at lower costs EMB 175 ~1,500 miles DC9 ~1,000 miles DTW MSP MEM SEA LAX SJC PHX MTY JFK FLL YWG

Tokyo Seoul Beijing Delhi Mumbai Dubai Lagos Johannesburg Buenos Aires 787-9 241 seats 787-8 200 seats 747-4 403 seats Sao Paulo Shanghai Hong Kong Taipei Paris London Amsterdam Frankfurt Rome Detroit 787 provides opportunity to develop new International markets and further optimize NWA’s Pacific network – 18 firm orders beginning 2H08 – 50 options beginning 2010 Profitable Re-fleeting

Manageable Capex Profitable re-fleeting Pre-committed financing on all deliveries 200-250 mil annual non-aircraft capex Aircraft Capex ($ mil) (1.4) bil 1,322 2007 2008 467 2009 1,905

Opportunities TPG/Midwest investment and code-sharing agreement Application for Trans-Atlantic Anti-Trust Immunity and potential 4-way Trans-Atlantic JV with AF/KL and DL China growth / Further optimize Pacific network Additional cost opportunities (e.g., synergies between wholly-owned regionals) Unlocking shareholder value

Capacity Outlook NWA has reduced capacity vs. original plan 2007 Consolidated ASMs (YoY) 2008 Outlook ASMs expected to be consistent with plan on smaller 2007 base Fleet flexibility to respond to changing industry conditions ~4% 0-1% DOM (2%) – (3%) INTL 4% – 5% Original Plan Current Outlook

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Appendix GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation

(In millions)    2Q07  1H07

    June 30, 2007  June 30, 2007

Pre-tax Margin    Form 10-Q  Form 10-Q

 Income before income taxes $2,217 $1,924

 Items Excluded:

  Reorganization items, net   (1,944)   (1,551)

  Out-of-period hedge (gain) / loss   6    (22)

  Total items excluded  (1,938)   (1,573)

 Income before income taxes, excluding reorganization items, and out-of-period hedge gains   $279    $351

Total operating revenues    $3,181    $6,054

Pre-tax Margin    8.8%  5.8%

GAAP to Non-GAAP Reconciliation

Pre-tax Margin  8.8%  5.8%

June 30, 2007 June 30, 2007 (In millions, except where noted)  Form 10-Q (In millions, except where noted) Form 10-Q

Operating Expenses  Total Operating Expenses  $2,824  Salaries, wages and benefits  $617 Subsidiary salaries, wages and benefits  (67) Items Excluded: $550 Aircraft fuel and taxes (849) Non-passenger aircraft fuel and taxes 99  Total Operating Mainline ASMs   21,921   Regional carrier expense   (305) Freighter operations   (154) NWA Labor CASM   2.5  ¢ MLT Inc. - net of intercompany eliminations   (50)

Other   (19)

Non-fuel mainline operating costs  $1,546

Total Operating Mainline ASMs  21,921

Mainline CASM Excluding Fuel and Unusual items  7.14

Non-operating expenses   $84

Non-fuel total costs, excluding unusual items  $1,630

NWA Total CASM Ex-Fuel and Unusual Items  7.44

GAAP to Non-GAAP Reconciliation

September 30, 2005 June 30, 2007

(In millions) Form 10-Q (In millions) Form 10-Q

Long-Term Debt $304 Long-Term Debt $6,651

Long-Term Obligations Under Capital Leases - Long-Term Obligations Under Capital Leases 128

Liabilities Subject to Compromise: Liabilities Subject to Compromise:

Debt, including accrued interest 8,403  Debt, including accrued interest -

Capital Lease Obligations, including accrued interest 369  Capital Lease Obligations, including accrued interest -

  9,076  6,779

Present Value of Leases 4,586 Present Value of Leases 2,333

  13,662  9,112

 Cash and cash equivalents (1,119) Cash and cash equivalents (2,678)

 Unrestricted short-term investments (473) Unrestricted short-term investments (632)

 Net Debt  $12,070 Net Debt  $5,802

GAAP to Non-GAAP Reconciliation

(In millions)

Net Debt June 30, 2007

Form 10-Q

Long-Term Debt $6,651

Long-Term Obligations Under Capital Leases 128

Liabilities Subject to Compromise:

Debt, including accrued interest -

Capital Lease Obligations, including accrued interest -

6,779

Present Value of Leases 2,333

9,112

Cash and cash equivalents (2,678)

Unrestricted short-term investments (632)

Net Debt  $5,802

LTM

LTM EBITDAR  3Q 2006 6 4Q 2006 1Q 2007 2Q 2007  2Q 2007

Operating Income  $366  $94  $201  $357  $1,018

Items excluded:

Depreciation and amortization  122  129  121  124  496

Aircraft rent  52  52  96  95  295

Adjustment for regional aircraft rent

expense and depreciation 45  45  -  -  90

Unusual items  -  23  -  -  23

Total items excluded 219  249  217  219  904

EBITDAR excluding reorganization and unusual items  $585  $343  $418  $576  $1,922

Net Debt / LTM EBITDAR  3.0

GAAP to Non-GAAP Reconciliation

(In millions)  (In millions)

June 30, 2007  June 30, 2007

Liquidity  Form 10-Q Net Debt  Form 10-Q

Cash and cash equivalents  $2,678 Long-Term Debt $6,651

Unrestricted short-term investments  632 Long-Term Obligations Under Capital Leases 128

$3,310 Liabilities Subject to Compromise:

Debt, including accrued interest  -

LTM Revenue  2007 Capital Lease Obligations, including accrued interest  -

6,779

LTM operating revenue ended June 30, 2007  $12,441

Present Value of Leases  2,333

Liquidity / LTM Revenue (%) 27%  9,112

Cash and cash equivalents  (2,678)

Unrestricted short-term investments  (632)

Net Debt  $5,802

Total Capitalization

Net Debt  $5,802

Market Capitalization *  6,159

Total Capitalization $11,961

Net Debt / Total Capitalization (%)  49%

* 277 million shares x $22.20 (NYSE closing price of NWA Common Stock as of June 29, 2007)

GAAP to Non-GAAP Reconciliation

(In millions) Funded Status

per 2006 Pension

 Protection Act as of June 30, 2007 Funded Status per SFAS

 No. 87

(June 30, 2007 Form 10-Q)

Liabilities $6,587  $9,324

Assets 6,509  6,636

Funded Status $(78) $(2,688)